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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Globix Corporation, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration File No. 333-57619.



                                              ARTHUR ANDERSEN LLP


New York, New York
January 6, 1999